UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Hanesbrands Inc. furnished a notice to participants in the Hanesbrands Inc. Retirement Savings Plan (the “Retirement Savings Plan”) informing them that there will be a temporary “blackout period” that will apply to the Retirement Savings Plan due to the conversion of the Retirement Savings Plan to a new trustee. The notice stated that, during the blackout period, participants will be unable to direct or diversify investments in their individual accounts, or obtain a loan, withdrawal or distribution from the Plan. The notice further stated that the blackout period will be in effect beginning at 4:00 p.m. Eastern time on April 1, 2022 and is expected to end on April 8, 2022.

In addition, participants in the Hanesbrands Inc. Executive Deferred Compensation Plan and the Hanesbrands Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plans”) were notified that they would be unable to direct investments of their accounts under the Deferred Compensation Plans into the HBI Stock Fund during the temporary blackout period.

In connection with the foregoing, on March 4, 2022, the company sent a notice to its directors and executive officers informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, during the blackout period each of them is prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity securities of Hanesbrands Inc. (or derivatives thereof) acquired in connection with his or her service or employment as a director or executive officer. The notice to directors and executive officers is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

During the blackout period and for a period of two years after the ending date thereof, a security holder of Hanesbrands Inc. or other interested person may obtain, without charge, information regarding the actual beginning and ending dates of the blackout period, by contacting the office of the General Counsel of Hanesbrands Inc. by telephone at 336-519-8080 or by mail at Hanesbrands Inc., 1000 East Hanes Mill Road, Winston-Salem, NC 27105.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits

Exhibit 99.1	Notice to directors and executive officers dated March 4, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2022	HANESBRANDS INC.

	By:	/s/ Tracy M. Preston
Tracy M. Preston
General Counsel, Corporate Secretary and Chief Compliance Officer